Supplement Dated August 17, 2012 to the

Prospectuses

LORD ABBETT AFFILIATED FUND	LORD ABBETT RESEARCH FUND
Lord Abbett Capital Structure Fund
LORD ABBETT BOND DEBENTURE FUND	Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
LORD ABBETT DEVELOPING GROWTH FUND	Lord Abbett Small Cap Value Fund

LORD ABBETT EQUITY TRUST	LORD ABBETT SECURITIES TRUST
Lord Abbett Calibrated Large Cap Value Fund	Lord Abbett Alpha Strategy Fund
Lord Abbett Calibrated Mid Cap Value Fund	Lord Abbett Fundamental Equity Fund
Lord Abbett Small Cap Blend Fund	Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
LORD ABBETT GLOBAL FUND	Lord Abbett International Dividend Income Fund
Lord Abbett Emerging Markets Currency Fund	Lord Abbett International Opportunities Fund
Lord Abbett Global Allocation Fund	Lord Abbett Micro Cap Growth Fund
Lord Abbett Micro Cap Value Fund
LORD ABBETT INVESTMENT TRUST	Lord Abbett Value Opportunities Fund
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund	LORD ABBETT SERIES FUND
Lord Abbett Core Fixed Income Fund	Bond Debenture Portfolio
Lord Abbett Diversified Equity Strategy Fund	Capital Structure Portfolio
Lord Abbett Diversified Income Strategy Fund	Classic Stock Portfolio
Lord Abbett Floating Rate Fund	Developing Growth Portfolio
Lord Abbett Growth & Income Strategy Fund	Fundamental Equity Portfolio
Lord Abbett High Yield Fund	Growth and Income Portfolio
Lord Abbett Income Fund	Growth Opportunities Portfolio
Lord Abbett Inflation Focused Fund	International Core Equity Portfolio
Lord Abbett Short Duration Income Fund	International Opportunities Portfolio
Lord Abbett Total Return Fund	Mid Cap Stock Portfolio
Total Return Portfolio
LORD ABBETT MID CAP STOCK FUND	Value Opportunities Portfolio

LORD ABBETT MUNICIPAL INCOME FUND	LORD ABBETT STOCK APPRECIATION FUND
Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett California Tax Free Fund	LORD ABBETT U.S. GOVERNMENT &
Lord Abbett High Yield Municipal Bond Fund	GOVERNMENT SPONSORED ENTERPRISES
Lord Abbett Intermediate Tax Free Fund	MONEY MARKET FUND
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund
Lord Abbett New York Tax Free Fund Lord Abbett Short Duration Tax Free Fund

The following replaces the section titled “Financial Intermediary Compensation – Revenue Sharing and Other Payments to Dealers and Financial Intermediaries” in the Prospectus:

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund of the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Please retain this document for your future reference.